497(e)
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THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SUPPLEMENT DATED JANUARY 15, 2003, TO THE
EQUI-VEST(R) EMPLOYER SPONSORED RETIREMENT PROGRAMS DATED MAY 1, 2002


EQUI-VEST(R) TSA contracts (Series 100) for New York City Housing Development Corporation
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced Prospectus, Supplement to Prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(R) Employer-Sponsored Retirement Programs offered by The Equitable Life Assurance Society of the United States ("Equitable Life").

On or about January 31, 2003, Equitable Life will offer its EQUI-VEST(R) Series 100 contracts to participants in the TSA plan for New York City Housing Development Corporation ("NY Housing TSA Contracts"). This Supplement describes the material differences between NY Housing TSA Contracts and the EQUI-VEST(R) Series 100 contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.

Material differences between NY Housing TSA Contracts and the TSA provisions described in the EQUI-VEST(R) Series 100 Prospectus include the following:

A. ADMINISTRATIVE CHARGE. The annual administrative charge is waived, therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. WITHDRAWAL CHARGES. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed.

1. Under "Fees and charges" in "EQUI-VEST employer-sponsored programs at a glance -- key features," a new bullet is added as the sixth bullet on page 10 of the Prospectus:

    o Withdrawal charge:
      -- NY Housing TSA contracts under series 100: We deduct a charge equal to 6% of any amount withdrawn above the 10% free corridor.

2. The following chart is added under the chart in "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts." under "Charges and expenses," on page 39 of the Prospectus:

     FOR NY HOUSING TSA CONTRACTS.


                    ----------------------------
                    CONTRACT YEAR(S)      CHARGE
                    ----------------------------
                       1 through 5         6%
                    ----------------------------
                       6 and later         0
                    ----------------------------

C. CURRENT TOTAL SEPARATE ACCOUNT A ANNUAL EXPENSES. The following changes are made to reflect a change in the current Total Separate Account A annual expenses.

1. The following footnote (+), is added to "Total Separate Account A annual expenses" under "Fee Table," on page 11 of the Prospectus:

     + For NY Housing TSA contracts in series 100, the current "Mortality and expense risk charge" is 0.45% and the current "Other expenses" is 0.25%, resulting in the current "Total Separate Account A annual expenses" of 0.70%.

2. The following sentence is added as the last sentence under the first paragraph in "Examples: EQUI-VEST(R) series 100 and 200 contracts" under "Fee Table," on page 16 of the Prospectus:

     NY Housing TSA contracts for series 100 have reduced the current Total Separate Account A annual expenses to 0.70% and waived the annual administrative charge. Since each expense example below reflects Total Separate Account A annual expenses ranging from 1.49% (for the EQ/Balanced, EQ/Alliance Common Stock and EQ/Money Market options) to 1.34% (for all other options), and an estimated administrative charge of $0.714 per $1,000, the expenses shown are higher than they currently are for NY Housing TSA contracts.




           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

                  FOR USE ONLY WITH NY HOUSING TSA CONTRACTS.
                                                                          X00455